UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2025

Solo Brands, Inc.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-40979

Delaware		87-1360865
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

1001 Mustang Dr.
Grapevine,	TX	76051
Address of Principal Executive Offices		Zip Code
(817) 900-2664
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	DTC*	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* As previously reported, effective April 22, 2025, our Class A common stock has been suspended from trading on the New York Stock Exchange (“NYSE”). Our Class A common stock is currently being quoted on the OTC Pink Market under the symbol “DTCB”. Pursuant to our right to a review of the staff of NYSE Regulation’s determination to delist our Class A common stock by a Committee of the Board of Directors of the NYSE, on May 6, 2025, we sent a notice to the NYSE appealing the determination of staff of NYSE Regulation to commence proceedings to delist our Class A common stock from the NYSE. During the appeal period, our Class A common stock remains listed on the NYSE, though trading in the Class A common stock is suspended.

Item 7.01. Regulation FD Disclosure.

On May 6, 2025, Solo Brands, Inc. (the “Company”) issued a press release announcing that the Company formally appealed the decision of the staff of New York Stock Exchange (the “NYSE”) Regulation to delist the Company’s Class A common stock from the NYSE. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 hereto) is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as expressly stated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits
99.1	Press Release dated May 6, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solo Brands, Inc.
(Registrant)

Date:	May 6, 2025	By:	/s/ Chris Blevins
Chris Blevins
Interim General Counsel